SUPPLEMENT DATED MAY 1, 2009

TO

PROSPECTUSES DATED MAY 1, 2009

FOR

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth

VUL and Survivorship Growth VUL

AND

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Diversifier II, Retirement Planner VA, Pennant Select, Penn Freedom and Enhanced Credit Variable Annuity

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

AND

PENN MUTUAL VARIABLE LIFE ACCOUNT I

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

This supplement provides new information with respect to the annual expenses of the Penn Series Funds, Inc.

Accordingly, the table entitled “Penn Series Funds, Inc. Underlying Fund Annual Expenses (as a % of portfolio average net assets)” in each Prospectus is hereby deleted and replaced with the following new table:

	Management Fees	Other Expenses		Acquired Fund Fees and Expenses		Total Fund Expenses	Fee Waivers		Net Fund Expenses

Money Market(1)	0.18%	0.28%		0.02	%(3)	0.48%	0.00%		0.48%
Limited Maturity Bond(1)	0.30%	0.30%		0.01	%(3)	0.61%	0.00%		0.61%
Quality Bond(1)	0.32%	0.28%		0.01	%(3)	0.61%	0.00%		0.61%
High Yield Bond(1)	0.50%	0.36%		0.00%		0.86%	0.00%		0.86%
Flexibly Managed(1)	0.60%	0.25%		0.00%		0.85%	0.00%		0.85	%(7)
Balanced	0.00%	0.26	%(2)	0.45	%(4)	0.71%	0.09	%(6)	0.62%
Large Growth Stock(1)	0.64%	0.34%		0.00%		0.98%	0.00%		0.98%
Large Cap Growth(1)	0.55%	0.41%		0.00%		0.96%	0.00%		0.96%
Large Core Growth	0.56%	0.34	%(2)	0.01	%(3)	0.91%	0.26	%(6)	0.65%
Large Cap Value(1)	0.60%	0.30%		0.00%		0.90%	0.00%		0.90	%(7)
Large Core Value	0.46%	0.33	%(2)	0.01	%(3)	0.80%	0.25	%(6)	0.55%
Index 500(1)	0.07%	0.30%		0.01	%(3)	0.38%	0.00%		0.38%
Mid Cap Growth(1)	0.70%	0.32%		0.01	%(3)	1.03%	0.02	%(5)	1.01	%(7)
Mid Cap Value(1)	0.55%	0.31%		0.00%		0.86%	0.00%		0.86	%(7)
Mid Core Value(1)	0.72%	0.36%		0.01	%(3)	1.09%	0.00%		1.09%
SMID Cap Growth	0.75%	0.94	%(2)	0.01	%(3)	1.70%	0.64	%(6)	1.06%
SMID Cap Value	0.95%	0.88	%(2)	0.02	%(3)	1.85%	0.69	%(6)	1.16%
Small Cap Growth(1)	0.75%	0.32%		0.00%		1.07%	0.00%		1.07	%(7)
Small Cap Value(1)	0.85%	0.30%		0.01	%(3)	1.16%	0.00%		1.16%
Small Cap Index	0.30%	1.79	%(2)	0.01	%(3)	2.10%	1.54	%(6)	0.56%
Developed International Index	0.30%	4.35	%(2)	0.01	%(3)	4.66%	4.06	%(6)	0.60%
International Equity(1)	0.85%	0.42%		0.01	%(3)	1.28%	0.00%		1.28	%(7)
Emerging Markets Equity	1.18%	0.65	%(2)	0.01	%(3)	1.84%	0.25	%(6)	1.59%
REIT(1)	0.70%	0.32%		0.00%		1.02%	0.00%		1.02%
Aggressive Allocation	0.10%	2.87	%(2)	0.82	%(4)	3.79%	2.64	%(6)	1.15%
Moderately Aggressive Allocation	0.10%	0.60	%(2)	0.78	%(4)	1.48%	0.37	%(6)	1.11%
Moderate Allocation	0.10%	0.49	%(2)	0.73	%(4)	1.32%	0.26	%(6)	1.06%
Moderately Conservative Allocation	0.10%	0.51	%(2)	0.66	%(4)	1.27%	0.28	%(6)	0.99%
Conservative Allocation	0.10%	0.53	%(2)	0.60	%(4)	1.23%	0.30	%(6)	0.93%

(1)       These expenses are for the fiscal year ended December 31, 2008.

(2)       These expenses are based on estimated amounts for the current fiscal year.

(3)       Acquired Fund Fees and Expenses reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the prior fiscal year.

(4)       Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in the underlying funds during the current fiscal years.

(5)       The Administrative and Corporate Services Agent has contractually agreed under the administrative and corporate services agreement to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Mid Cap Growth Fund from exceeding 1.00% of average daily net assets.  This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.”  Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

(6)       The Administrative and Corporate Services Agent and the Fund’s Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Funds from exceeding the amounts shown below. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses” (excluding the Balanced Fund). Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually (currently, in February).

Balanced	0.62%
Large Core Growth	0.64%
Large Core Value	0.54%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Index	0.55%
Developed International Index	0.59%
Emerging Markets Equity	1.58%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderate Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

(7)           Certain sub-advisers have directed certain portfolio trades to a broker.  A portion of the commissions paid to that broker has been recaptured by the Funds.  The total expenses for the Funds after the recapture were:

Flexibly Managed	0.84%
Large Core Growth	0.61%
Large Cap Value	0.88%
Mid Cap Growth	0.95%
Mid Cap Value	0.85%
Small Cap Growth	1.06%
International Equity	1.26%